                      Platinum Underwriters Holdings, Ltd.

                              Financial Supplement

                              Financial Information
                             as of December 31, 2002



    To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.

                             Numbers are UNAUDITED.

      This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd.
      with the SEC, including Form S-1 and Quarterly Report on Form 10-Q.

       Please contact our Investors Relations Department at (441) 295-7195 for further information, if needed.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

AS OF  DECEMBER 31, 2002

Table of Contents:

   Page
         3       Condensed Consolidated Balance Sheet
         4       Consolidated Statements of Operations and Comprehensive Income
         5       Computation of Earnings Per Share
         6       Segment Reporting
         7       Net Premiums Written Information
         8       Premiums by Line of Business
         9       Ratios, Share Data, Ratings
         10      Investment Portfolio
         11      Loss Analysis


INVESTOR INFORMATION:
Platinum Underwriters Holdings, Ltd.
Bank of Butterfield Building
42 Reid Street
Hamilton HM 12
Bermuda
(441) 295-7195


Website:
www.platinumre.com

Publicly Traded Securities:

Common Stock of Platinum Underwriters Holding Inc, are traded on the New York Stock Exchange under the symbol PTP.

Equity Security Units of Platinum Underwriters Holding Inc, are traded on the New York Stock Exchange under the symbol PTP PR M.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(IN THOUSANDS)
(UNAUDITED)


ASSETS
Investments, cash and cash equivalents                                $1,346,702
Receivables                                                              162,237
Deferred acquisition costs                                                49,332
Other assets                                                              98,475
                                                                      ----------
             Total assets                                             $1,656,746
                                                                      ==========

LIABILITIES
Unpaid losses and loss adjustment expense                             $  281,659
Unearned premiums                                                        191,016
Debt obligations                                                         137,500
Other liabilities                                                        125,325
                                                                      ----------
             Total Liabilities                                           735,500
                                                                      ----------
Total stockholders' equity                                               921,246
                                                                      ----------
             Total liabilities and stockholders' equity               $1,656,746
                                                                      ==========
Book value per share                                                  $    21.42

PLATINUM UNDERWRITERS HOLDINGS, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE PERIOD ENDED DECEMBER 31, 2002
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)
(UNAUDITED)


REVENUES
Net premium earned                                                    $ 107,098
Net investment income                                                     5,211
Net realized investment gains                                                25
Net foreign exchange gains                                                2,017
Other income, net                                                           167
                                                                      ---------
         Total Revenues                                                 114,518
                                                                      ---------

EXPENSES
Losses and loss adjustment expenses                                      60,356
Acquisition costs                                                        25,474
Other underwriting expenses                                              12,164
Interest expense                                                          1,261
Corporate expenses                                                        4,170
                                                                      ---------
        Total expenses                                                  103,425
                                                                      ---------
    Income before Income Taxes                                           11,093
                                                                      ---------
Provision for income tax                                                 (4,655)
                                                                      ---------
NET INCOME                                                            $   6,438
                                                                      =========

BASIC
Weighted average shares outstanding                                      43,004
Basic earnings per share                                              $    0.15

DILUTED
Weighted average shares outstanding                                      43,522
Diluted earnings per share                                            $    0.15

COMPREHENSIVE INCOME
Net income                                                            $   6,438
Other comprehensive income, net of tax                                   10,581
                                                                      ---------
Comprehensive income                                                  $  17,019
                                                                      =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)


                                                                      Period Ended
                                                                       December 31
                                                                           2002
                                                                         -------
EARNINGS:
        BASIC:
         Net income                                                      $ 6,438
                                                                         -------
         Net income available to the holders of Ordinary Shares          $ 6,438
                                                                         =======
        DILUTED:
         Net income                                                      $ 6,438
         Effect of dilutive securities:
         Fees and interest on equity security units (1)                       --
                                                                         -------
         Net income available to the holders of Ordinary Shares          $ 6,438
                                                                         =======


COMMON SHARES
        BASIC:
         Weighted average shares outstanding                              43,004
                                                                         =======
        DILUTED:
         Weighted average shares outstanding                              43,004
         Effect of dilutive securities (1):
         Stock options                                                       518
         Equity security units                                                --
         Weighted average, as adjusted                                    43,522
                                                                         =======
EARNINGS PER COMMON SHARE
         Basic                                                           $  0.15
                                                                         =======
         Diluted                                                         $  0.15
                                                                         =======

(1) The assumed conversion of the Equity security units are anti-dilutive to our net earnings per share and therefore are not included in our Earnings per Share calculation.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

SEGMENT REPORTING
FOR THE PERIOD ENDED DECEMBER  31, 2002
(IN THOUSANDS)
(UNAUDITED)


                                                Global Property         Global Casualty          Finite Risk               Total
                                                ---------------         ---------------          -----------               -----
Net premiums written                               $   89,341              $  164,929             $   43,844             $  298,114
Net premium earned                                     43,047                  39,320                 24,731                107,098

Losses and loss adjustment expenses                    21,558                  29,498                  9,300                 60,356
Acquisition costs                                       7,798                   9,269                  8,407                 25,474
Other underwriting expenses                             5,960                   4,136                  2,068                 12,164
                                                   ----------              ----------             ----------             ----------
Total underwriting deductions                          35,316                  42,903                 19,775                 97,994
                                                   ----------              ----------             ----------             ----------
             Underwriting income (loss)            $    7,731              $   (3,583)            $    4,956             $    9,104
                                                   ==========              ==========             ==========             ==========

Net investment income                                                                                                         5,211
Net realized investment gains                                                                                                    25
Net foreign exchange gains                                                                                                    2,017
Other income, net                                                                                                               167
Interest expense                                                                                                             (1,261)
Corporate expenses                                                                                                           (4,170)
                                                                                                                         ----------
             Income before income taxes                                                                                  $   11,093
                                                                                                                         ==========

GAAP Underwriting ratios
    Losses and Loss Adjustment Expense                   50.1%                   75.0%                  37.6%                  56.4%
    Acquisition costs                                    18.1%                   23.6%                  34.0%                  23.8%
    Other underwriting expenses                          13.8%                   10.5%                   8.4%                  11.3%
                                                   ----------              ----------             ----------             ----------
      Combined Ratio                                     82.0%                  109.1%                  80.0%                  91.5%
                                                   ==========              ==========             ==========             ==========


Statutory Underwriting ratios
    Losses and Loss Adjustment Expense                   50.1%                   75.0%                  37.6%                  56.4%
    Acquisition costs                                    21.4%                   26.0%                  29.3%                  25.1%
    Other underwriting expenses                           6.7%                    2.5%                   4.7%                   4.1%
                                                   ----------              ----------             ----------             ----------
      Combined Ratio                                     78.2%                  103.5%                  71.6%                  85.6%
                                                   ==========              ==========             ==========             ==========



GAAP underwriting ratios are calculated by dividing each item above by net premiums earned. The Statutory ratios are based on statutory accounting principles and are calculated as follows: (1) Losses & loss adjustment expenses are divided by net premiums earned; (2) acquisition costs are divided by net premiums written; and (3) other underwriting expenses are divided by net premiums written.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

NET PREMIUMS WRITTEN INFORMATION
(IN THOUSANDS)
(UNAUDITED)

                                                          Period Ended
                                                        December 31, 2002
                                                        -----------------
Global Property:
    Excess-of-loss                                          $  56,549
    Proportional                                               32,792
                                                            ---------
        Total Global Property                                  89,341
                                                            ---------
Global Casualty:
    Excess-of-loss                                            155,377
    Proportional                                                9,552
                                                            ---------
        Total Global Casualty                                 164,929
                                                            ---------
Finite Risk:
    Excess-of-loss                                             43,844
    Proportional                                                   --
                                                            ---------
        Total Finite Risk                                      43,844
                                                            ---------
       TOTAL                                                $ 298,114
                                                            =========

                                                          Period Ended
                                                       December 31, 2002
                                                       -----------------
Global Property:
    United States                                           $  43,011
    International                                              46,330
                                                            ---------
        Total Global Property                                  89,341
                                                            ---------
Global Casualty:
    United States                                             150,463
    International                                              14,466
                                                            ---------
        Total Global Casualty                                 164,929
                                                            ---------
Finite Risk:
    United States                                              26,307
    International                                              17,537
                                                            ---------
        Total Finite Risk                                      43,844
                                                            ---------
       TOTAL                                                $ 298,114
                                                            =========

PLATINUM UNDERWRITERS HOLDINGS, LTD.

PREMIUMS BY LINE OF BUSINESS
(IN THOUSANDS)
(UNAUDITED)

                                          For the Period Ended December 31, 2002
                                            Gross           Net            Net
                                          Premiums       Premiums       Premiums
                                           Written        Written        Earned
                                          --------       --------       --------
Global Property:
North American Property Proportional      $ 22,350       $ 22,350       $  5,842
North American Property Catastrophe          4,532          4,532          3,693
North American Property Risk                14,144         14,144          7,340
Other Property                               1,986          1,986          1,374
Marine Proportional                          2,572          2,572            505
Marine / Space Excess                       12,865         12,865          5,977
International Property Proportional          7,870          7,870          2,654
International Property Catastrophe          20,978         20,978         14,256
International Property Risk                  2,044          2,044          1,406
                                          --------       --------       --------
    Subtotal                                89,341         89,341         43,047

Global Casualty:
Clash                                        1,758          1,758          1,654
1st $ GL                                     7,365          7,365          2,128
1st $ other                                    881            881            278
Casualty Excess                            122,102        122,102         24,120
Accident & Health                           18,356         18,356          5,105
International Casualty                       1,804          1,804          1,330
International Motor                         12,663         12,663          4,705
                                          --------       --------       --------
    Subtotal                               164,929        164,929         39,320

Finite Risk:
Finite Property                             15,938         15,938         10,837
Finite Casualty                             27,906         27,906         13,894
                                          --------       --------       --------
    Subtotal                                43,844         43,844         24,731

    TOTAL                                 $298,114       $298,114       $107,098
                                          ========       ========       ========

PLATINUM UNDERWRITERS HOLDINGS, LTD.

COMPANY RATIOS, SHARE DATA, RATINGS
(UNAUDITED)

                                                          Period Ended
                                                        December 31, 2002
                                                        -----------------
GAAP RATIOS %

Net Loss and Loss Expense Ratio                                  56.4%
Underwriting Expense Ratio (GAAP)                                35.1%
Combined ratio                                                   91.5%
Increase in gross written premium                                  N/A
Net written premium to surplus                                   32.4%


SHARE DATA

Book Value Per Share                                      $     21.42
Common Shares Outstanding                                  43,004,000
Market Price Per Share (10/29/02 - 12/31/2002):
    High                                                  $     26.66
    Low                                                   $     24.45
    Close                                                 $     26.35

INDUSTRY RATINGS

A.M. Best                                                           A

SUPPLEMENTAL DATA

Total Employees                                                   159

PLATINUM UNDERWRITERS HOLDINGS, LTD.

INVESTMENT PORTFOLIO
(IN THOUSANDS)

(UNAUDITED)

                                        December 31,               Average
                                            2002                 Book Yield
                                        ------------             ----------
Investment portfolio
      Bonds Long Term Govt               $  289,527                5.137%
      Bonds Long Term Taxable               728,730                4.080%
      Bonds Short Term Taxable              261,871                1.070%
      Preferred Stock                        46,959                6.757%
                                         ----------                -----
        TOTAL INVESTMENTS                $1,327,087                3.811%
                                         ==========                =====

                                                 December 31, 2002
                                           Amount                 % of Total
                                     -----------------            ----------
Ratings of Investment Grades*
1   Aaa                                  $  592,267                 44.6%
2   Aa                                      170,668                 12.9%
3   A                                       564,152                 42.5%
                                         ----------                -----
        Total                            $1,327,087                100.0%
                                         ==========                =====

* Rated using external rating agencies (Moody's).
  (Aaa - Highest Quality; Aa - Very High Quality; A - High Quality)

PLATINUM UNDERWRITERS HOLDINGS, LTD.

LOSS ANALYSIS
(IN THOUSANDS)
(UNAUDITED)

                                                        Period Ended
                                                      December 31, 2002
                                               ------------------------------           Paid
                                                 Gross   Recoveries     Net         to Incurred %
ANALYSIS OF LOSSES AND LOSS EXPENSES INCURRED
Paid                                           $           $         $                  0.0%
Change in unpaid loss reserves                   60,356        -       60,356
                                               --------    -----     --------
Incurred Losses                                $ 60,356    $   -     $ 60,356
                                               --------    -----     --------

                                                        Period Ended
                                                      December 31, 2002
                                               -------------------------------
                                                 Gross    Recoveries    Net
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

Outstanding loss reserves                      $            $         $
Incurred but not reported reserves               281,659        -       281,659
                                               ---------    -----     ---------
Unpaid loss and loss expense reserves          $ 281,659    $   -     $ 281,659
                                               ---------    -----     ---------